                                                                   EXHIBIT 10.40

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                            STOCK PURCHASE AGREEMENT

                                    BETWEEN

                            SILVERLEAF RESORTS, INC.

                                      AND

                                 JIM OESTREICH





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
                               TABLE OF CONTENTS

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ARTICLE I
PURCHASE AND SALE OF STOCK  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

         1.1.    Sale of Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         1.2.    Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF SELLER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

         2.1.    Organization and Standing of Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         2.2.    Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         2.3.    Capitalization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         2.4.    Share Ownership  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         2.5.    Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         2.6.    No Liabilities at Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         2.7.    Absence of Certain Changes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         2.8.    Tax Audits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         2.9     Title to Properties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         2.10.   Buildings and Equipment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         2.11.   Accounts Receivable  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         2.12.   Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         2.13.   Directors and Officers; Compensation; Banks  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         2.14.   Employment Laws and Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         2.15.   Employee Benefit Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         2.16.   Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         2.17.   Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         2.18.   Licenses, Leases and Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         2.19.   Environmental and Safety Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         2.20.   Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

ARTICLE III
ACCESS, CONDUCT OF BUSINESS PENDING
STOCK PURCHASE AND COMPANY PERSONNEL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

         3.1.    Access to Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         3.2.    Conduct of Business Pending Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         3.3.    Company Personnel  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6





                                      (i)
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
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ARTICLE IV
CONDITIONS PRECEDENT FOR BUYER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

         4.1.    Representations and Warranties True At Closing . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         4.2.    Performance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         4.3.    Officers' Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         4.4.    Board Approval . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

ARTICLE V
INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

         5.1.    Liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         5.2.    Misrepresentations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         5.3.    Incidental Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

ARTICLE VI
SURVIVAL OF REPRESENTATIONS AND OTHER AGREEMENTS OF THE PARTIES . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

         6.1.    Nature and Survival of Representations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         6.2.    Commissions and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         6.3.    Purchase for Investment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         6.4.    Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

ARTICLE VII
MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

         7.1.    Notice Provision . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         7.2.    Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         7.3.    Severability of Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         7.4.    Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         7.5.    Applicable Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         7.6.    Execution in Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         7.7.    Attorneys' Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         7.8.    Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         7.9.    Binding Effect . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         7.10.   Gender and Number  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         7.11.   Strict Construction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         7.12.   Effective Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10





                                      (ii)

                            STOCK PURCHASE AGREEMENT



         This STOCK PURCHASE AGREEMENT (the "Agreement") is made between JIM OESTREICH (the "Seller"), as the sole shareholder of BULL'S EYE MARKETING, INC., a California corporation (the "Company"), and SILVERLEAF RESORTS, INC., a Texas corporation (the "Buyer").

         In consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the parties to this Agreement mutually agree as follows:

                                   ARTICLE I
                           PURCHASE AND SALE OF STOCK

         1.1. Sale of Stock. Seller shall sell to the Buyer 1,000 shares of the common stock of the Company, such shares constituting all of the issued and outstanding shares of the Company. As consideration for those shares and for Seller entering into the Confidentiality, Non-Interference and Non-Competition Agreement attached hereto as Exhibit "A" (the "Non-Competition Agreement"), Purchaser shall pay Seller the total sum of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00).

         1.2. Closing. The closing of the sale shall take place at the offices of Meadows, Owens, Collier, Reed, Cousins & Blau, L.L.P., 901 Main St., Suite 3700, Dallas, Texas 75202, on or before March 1, 1998, or such other time and place as maybe mutually agreed on by the parties (the "Closing"). At the Closing, Seller shall deliver to the Buyer, free and clear of all encumbrances, certificates for the shares which he is required to sell in negotiable form, with all requisite transfer stamps attached, along with two
(2) originals of the Non-Competition Agreement fully executed by Seller. Upon such delivery, the Buyer shall deliver to Seller a certified or bank cashier's check payable to the order of the Seller for the amount due Seller.


                                   ARTICLE II
                    REPRESENTATIONS AND WARRANTIES OF SELLER

         The Seller represents and warrants to Buyer as follows:

         2.1. Organization and Standing of Company. The Company is a corporation duly organized, validly existing, and in good standing under the laws of California. Copies of the Company's Certificate of Incorporation, and all amendments thereof to date, certified by the Secretary of State of California, and of the Company's By-laws as amended to date, certified by the Company's Secretary, have been delivered to the Buyer, and are complete and correct as of the date of this Agreement. The Company is not licensed or qualified in any other state, and neither the character of the properties owned by the Company or the nature of the business transacted by it require it to be licensed or qualified in any other state.

         2.2.    Subsidiaries.  The Company has no subsidiaries.

         2.3. Capitalization. The aggregate number of shares which the Company is authorized to issue is 10,000 common shares, of which 1,000 shares are issued and presently outstanding. All such issued shares have been validly issued and are fully paid and nonassessable. The Company has no outstanding subscriptions, contracts, options, warrants, or other obligations to issue, sell, or otherwise dispose of, or to purchase, redeem or otherwise acquire any of its shares.

         2.4. Share Ownership. Seller is the owner, free and clear of any encumbrances, of the Company's common shares being sold by Seller. Seller has full right and authority to transfer said shares to Buyer, and there are no other shares of the Company owned or claimed by any other person or entity.

         2.5. Financial Statements. Seller has delivered to the Buyer copies of the following financial statements, all of which are true and complete and have been prepared in accordance with generally accepted accounting principles consistently followed throughout the period indicated:
(i) balance sheets of the Company as of June 30, 1997, and as of December 31, 1997 (the "1997 Balance Sheet"), both certified by the Company's Treasurer, each of which presents a true and complete statement, as of its date, of the Company's condition, financial and otherwise; and (ii) statements of the Company's profits and loss accounts (including, without limitation, all taxable income of every nature), and of its surplus for the fiscal year June 30, 1997, and for the six (6) months ended December 31, 1997, certified by the Company's Treasurer, each of which accurately presents the results of the Company's operations for the period indicated.

         2.6. No Liabilities at Closing. At Closing, the Company will have no liabilities of any nature, whether accrued, absolute, contingent, or otherwise, including without limitation, tax liabilities due or to become due, and whether incurred in respect of or measured by the Company's income for any period prior to Closing or arising out of transactions entered into, or any state of facts existing, prior thereto, except for (i) liabilities for which the Company has set aside sufficient cash reserves to pay and (ii) contractual liabilities set forth on Schedule 2.12 hereof. Seller represents and warrants that there will be no grounds or any basis for the assertion against the Company, as of Closing, of any liability of any nature or in any amount, except as expressly permitted by the immediately foregoing exceptions.

         2.7. Absence of Certain Changes. Since December 31, 1997, there has not been (i) any change in the Company's financial condition, assets, liabilities, or business, other than changes in the ordinary course of business, none of which has been materially adverse; (ii) any damage, destruction, or loss, whether or not covered by insurance, materially and adversely affecting the Company's properties or business; (iii) any declaration, or setting aside, or payment of any dividend or other distribution in respect of the Company's shares, or any direct or indirect redemption, purchase, or other acquisition of any of such shares; (iv) any increase in the compensation payable or to become payable by the Company to any of its officers, employees, or agents, or any bonus payment or arrangement made to or with any of them; or

(iv) any labor trouble, or any event or condition of any character, materially and adversely affecting the Company's business or prospects.

         2.8. Tax Audits. The Company has accurately prepared and timely filed all United States income tax returns and all state and municipal tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes that have become due pursuant to such returns. The United States income tax returns of the Company have not been audited by the Internal Revenue Service. No deficiency assessment or proposed adjustment of the Company's United States income tax or state or municipal taxes is pending, and the Company has no knowledge of any proposed liability for any tax to be imposed upon its properties or assets for which there is not an adequate reserve reflected in the Financial Statements.

         2.9 Title to Properties. The Company has good and marketable title to all its properties and assets, including those reflected in the 1997 Balance Sheet (except as since sold or otherwise disposed of in the ordinary course of business), subject to no security interests, mortgage, pledge, lien, encumbrance, or charge, except for liens shown on the 1997 Balance Sheet as securing specified liabilities set forth therein (with respect to which no default exists), and except for minor imperfections of title and encumbrances, if any, which are not substantial in amount, do not materially detract from the marketability or the value of the properties subject thereto, or materially impair the Company's operations, and have arisen only in the ordinary course of business. The Company owns all of the marketing programs currently being used by it in its business, including but not limited to the "People Really Win Sweepstakes", the marketing programs do not infringe or misappropriate any rights held or asserted by any other person, no payments are required for the continued use of the marketing programs, and all commissions or fees payable by customers for the marketing programs are payable solely to the Company.

         2.10. Buildings and Equipment. The Company does not own or lease any buildings or other real estate or any equipment.

         2.11. Accounts Receivable. Accounts receivable of the Company that are fully earned and due to the Company on or before Closing, as well as the remaining proceeds thereof, shall be paid to Seller as a bonus on or before the Closing. Any accounts receivable that are not fully earned prior to Closing shall remain with the Company at Closing as assets of the Company.

         2.12. Contracts. The Company has no contract or commitment extending beyond December 31, 1997, or involving payment by the Company of more than $2,000, except as described on Schedule 2.12 attached hereto. True and complete copies of all of such contracts or commitments have been delivered to the Buyer. The Company has complied with all the provisions of such contracts and commitments to which it is a party, and is not in default under any of them.

         2.13. Directors and Officers; Compensation; Banks. Seller has delivered to the Buyer a true and complete list, as of the date of this Agreement, certified by the Company's Treasurer, showing: (i) the names of all the Company's directors and officers; (ii) the names, social security number and current compensation rate of each employee of the Company;
(iii) the name of each bank in which the Company has an account, or safe deposit box, and the names of all persons authorized to draw thereon, or to have access thereto; and (iv) the names of all persons holding powers of attorney from the Company, and a summary statement of the terms hereof.

         2.14. Employment Laws and Contracts. The Company has complied with all applicable federal and state laws relating to the employment of labor, including the provisions relating to wages, hours, collective bargaining, and the payment of social security taxes, and is not liable for any arrears of wages, or any tax or penalties, for failure to comply with any of the foregoing. The Company does not have any employment contracts not terminable at will without severance pay and does not have any collective bargaining agreements covering any of its employees.

         2.15. Employee Benefit Plans. The Company does not maintain any employee benefit plans or arrangements, including but not limited to any employee pension benefit plans, as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), multiemployer plans, as defined in Section 3(37) of ERISA, employee welfare benefit plans, as defined in Section 3(1) of ERISA, deferred compensation plans, stock option plans, bonus plans, stock purchase plans, hospitalization, disability and other insurance plans, severance or termination pay plans and policies, whether or not described in Section 3(3) of ERISA.

         2.16. Insurance. Schedule 2.16 attached hereto contains (i) a summary description of all insurance policies of the Company, copies of which have been furnished to Buyer, (ii) a detailed description of each pending claim under any of such policies for an amount in excess of $1,000.00. Such insurance policies are in full force and effect, and all premiums due thereon have been paid.

         2.17. Litigation. There is no litigation or proceeding pending, or to the Seller's knowledge threatened, against or relating to the Company, its properties, or business, nor does the Seller know or have reasonable grounds to know of any basis for any such action, or of any governmental investigation relative to the Company, its properties, or business.

         2.18. Licenses, Leases and Contracts. The Company possesses and is in material compliance with all material licenses and required governmental approvals, permits or authorizations necessary for the conduct of its business. The transfer of Seller's shares in accordance with the terms of this Agreement will not constitute a prohibited assignment or transfer of any of its licenses, leases, or contracts, and all of the foregoing will remain in full force and effect without acceleration as a result of the transfer.

         2.19. Environmental and Safety Laws. The Company is not in violation of any applicable statute, law, or regulation relating to the environment or occupational health and safety, and no material expenditures are or will be required in order to comply with any such existing statute, law or regulations.

         2.20. Disclosure. No representation or warranty by the Seller in this Agreement, nor any statement or certificate furnished or to be furnished to the Buyer pursuant hereto, or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.


                                  ARTICLE III
                      ACCESS, CONDUCT OF BUSINESS PENDING
                      STOCK PURCHASE AND COMPANY PERSONNEL

         3.1. Access to Information. The Seller shall cause the Company to give to the Buyer and Buyer's counsel, accountants and other representatives full access, during normal business hours throughout the period prior to the Closing, to all of the Company's properties, books, contracts, commitments, and records, and shall furnish the Buyer during such period with all such information concerning the Company's affairs as the Buyer reasonably may request.

         3.2. Conduct of Business Pending Closing. The Seller covenants that, pending the Closing and except as may be first approved in writing by the
Buyer:

         (a) The Company's business will be conducted only in the ordinary course.

         (b) No change will be made in the Company's Certificate of Incorporation or Bylaws.

         (c) No change will be made in the Company's authorized or issued corporate shares.

         (d) No dividend or other distribution or payment will be declared or made in respect of the Company's corporate shares.

         (e) No increase will be made in the compensation payable or to become payable by the Company to any officer, employee, or agent, nor will any bonus payment or arrangement or other benefits be paid by the Company to or with any officer, employee, or agent, except as permitted by Section 2.11 hereof.

         (f) No contract or commitment will be entered into by or on behalf of the Company extending beyond the Closing, except normal commitments which in any single case will not involve payment by the Company of more than $2,000.

         (g) No change will be made affecting the personnel, compensation payments, or banking or safe deposit arrangements referred to in
         Section 2.13.

         (h) Except as otherwise requested by the Buyer, the Seller will cause the Company to use its best efforts (without making any commitment on the Buyer's behalf) to preserve the Company's business organization intact; to keep available to the Company the services of its present officers and employees; and to preserve for the Company the goodwill of its customers and others having business relations with the Company.

         (i)     All debts will be paid as they become due.

         (j)     No contract right of the Company will be waived.

         (k) No material physical damage for loss will occur to the assets or business of the Company.

         (l) No obligations except current liabilities under contracts entered into the ordinary course of business will be incurred.

         (m)     The Company will not suffer any strike or labor dispute.

         3.3.    Company Personnel.  At the Closing:

         (a) The Seller shall make available to the Buyer, unless otherwise requested by it, the written resignations of the Company's directors and officers and shall take, or cause to be taken, such action as the Buyer may request with respect to changes in directors and officers.

         (b) The Seller shall have entered into the Employment Agreement with Buyer in the in the form attached hereto as Exhibit "B".


                                   ARTICLE IV
                         CONDITIONS PRECEDENT FOR BUYER

         All obligations of the Buyer under this Agreement are, at its option, subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

         4.1. Representations and Warranties True At Closing. The Seller's representations and warranties contained in this Agreement shall be true at the time of Closing as though such representations and warranties were made at Closing.

         4.2. Performance. The Seller shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by him prior to or at the Closing.

         4.3. Officers' Certificate. The Seller shall have delivered to the Buyer a certificate of the Company's President and Treasurer, dated the Closing date, certifying to the fulfillment of the conditions specified in Sections 4.1 and 4.2 above.





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
         4.4. Board Approval. The Board of Directors of Buyer shall have authorized and approved this Agreement and the transactions contemplated hereby.


                                   ARTICLE V
                                INDEMNIFICATION

         The Seller shall indemnify and hold harmless the Company and the Buyer, at all times after the date of this Agreement, against and in respect of:

         5.1. Liabilities. All liabilities of the Company of any nature, whether accrued, absolute, contingent, or otherwise, existing at Closing, including, without limitation, any tax liabilities accrued in respect of, or measured by the Company's income for any period prior to Closing or arising out of transactions entered into, or any state of facts existing, prior to Closing, subject, however, to the exceptions described in Section 2.6 hereof.

         5.2. Misrepresentations. Any damage or deficiency resulting from any misrepresentation, breach of warranty, or nonfulfillment of any agreement on the part of the Seller under this Agreement, or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished to the Buyer hereunder.

         5.3. Incidental Expenses. All actions, suits, proceedings, demands, assessments, judgment, costs, attorney fees, and expenses incident to any of the foregoing.

         The Seller shall reimburse the Company or the Buyer on demand, for any payment made by the Company or the Buyer at any time after Closing in respect of any liability or claim to which the foregoing indemnity relates.


                                   ARTICLE VI
        SURVIVAL OF REPRESENTATIONS AND OTHER AGREEMENTS OF THE PARTIES

         6.1. Nature and Survival of Representations. All statements contained in any certificate or other instrument delivered by or on behalf of the Seller pursuant hereto, or in connection with the transactions contemplated hereby, shall be deemed representations and warranties by the Seller hereunder. All representations, warranties, and agreements made by the Seller in this Agreement, or pursuant hereto, shall survive the Closing and any investigation at any time made by or on behalf of the Buyer.

         6.2. Commissions and Expenses. The Seller represents and warrants that all negotiations relative to this Agreement have been carried on by him directly with the Buyer, without the intervention of any person, and the Seller shall indemnify the Buyer and hold it harmless against and in respect of any claim for brokerage or other commissions relative to this Agreement, or to the transactions contemplated hereby. Each party shall pay their own fees and





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
expenses, including their counsel fees, incurred in connection with this Agreement or any transaction contemplated hereby.

         6.3. Purchase for Investment. The Buyer represents and warrants that its purchase hereunder is being made for its own account for investment, and with no present intention for resale.

         6.4. Confidentiality. Except as provided herein, no party hereto or their respective affiliates, employees, agents and representatives shall disclose to any third party this Agreement or the subject matter or terms hereof without the prior consent of the other party hereto. No press release or other public announcement related to this Agreement or the transactions contemplated hereby shall be issued by any party hereto without the prior approval of the other party, except that Buyer may make such public disclosure which it believes in good faith to be required by law or by the terms of any listing agreement with or requirements of a securities exchange.


                                  ARTICLE VII
                                 MISCELLANEOUS

         7.1. Notice Provision. Any notice, payment, demand or communication required or permitted to be given by the provisions of this Agreement shall be deemed to have been effectively given and received on the date personally delivered to the respective party to whom it is directed, or when deposited by registered or certified mail, with postage and charges prepaid and addressed as follows:

         (a)     If to Buyer, they shall be addressed to:

                 Silverleaf Resorts, Inc.
                 Attention: Robert E. Mead, Chief Executive Officer 1221 Riverbend, Suite 120
                 Dallas, Texas  75247

         (b)     If to Seller, they shall be addressed to:

                 Jim Oestreich
                 1711 Muirfield Drive
                 Oxnard, California  93030

Any party may change its address by delivering a written change of address to all of the other parties in the manner set forth in this Section.

         7.2. Entire Agreement. This Agreement constitutes the entire understanding of the parties and supersedes all prior understandings, whether written or oral, between the parties with respect to the subject matter of this Agreement.





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
         7.3. Severability of Provisions. If any term or provision of this Agreement is illegal or invalid for any reason, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

         7.4. Headings. No heading or caption contained in this Agreement shall be considered in interpreting any of its terms or provisions.

         7.5. Applicable Law. This Agreement shall be governed exclusively by the laws of the State of Texas, without regard to the conflicts of laws principles thereof. The obligations of the parties to this Agreement are performable in Dallas, Dallas County, Texas, and venue for any suit involving this Agreement shall lie exclusively in Dallas County, Texas.

         7.6. Execution in Counterparts. This Agreement and any amendment may be executed in any number of counterparts, with the same effect as if all parties had signed the same document.

         7.7. Attorneys' Fees. If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and all other costs and expenses of litigation from the other party, which amounts may be set by the court in the trial of such action or may be enforced in a separate action brought for that purpose, and which amounts shall be in addition to any other relief which may be awarded.

         7.8. Amendment. No amendment, modification or alteration of the terms of this Agreement shall be binding unless in writing, dated subsequent to the date of this Agreement, and executed by the parties.

         7.9. Binding Effect. Each and all of the covenants, terms and provisions of this Agreement shall be binding upon and inure to the benefit of the successors, transferees, heirs and assigns of the respective parties.

         7.10. Gender and Number. Wherever the context shall so require, all words herein in the male gender shall be deemed to include the female or neuter gender, all singular words shall include the plural and all plural words shall include the singular.

         7.11. Strict Construction. This Agreement shall not be strictly construed against any party hereto.





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
         7.12. Effective Date. This Agreement is executed this 15th day of January, effective as of the 30th day of December, 1997.

                                           SELLER:



                                           /s/ JIM OESTREICH
                                           ---------------------------------
                                           Jim Oestreich


                                           BUYER:

                                           SILVERLEAF RESORTS, INC.



                                           By: /s/ ROBERT E. MEAD
                                              ------------------------------
                                              Robert E. Mead, Chief Executive
                                              Officer





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